EXHIBIT 32.1

     CERTIFICATION PURSUANT TOSECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
                            (18 U.S.C. SECTION 1350)

Pursuant to section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and
(b) of section 1350, chapter 63 of title 18, United States Code), the undersigned officer of OrganiTECH USA, Inc., a Delaware corporation (the "Company"), does hereby certify, to such officer's knowledge, that:


The Amended Annual Report for the year ended December 31, 2004 (the "Form 10-KSB/A") of the Company fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, and the information contained in the Form 10-KSB/A fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date:  April 24, 2006

By: /s/ Rachel Ben-Nun
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Rachel Ben-Nun
Chief Executive Officer